Exhibit 99.1

DEVRY INC.
PRO FORMA COMBINED STATEMENTS OF INCOME
(Unaudited)

The following unaudited Pro Forma Combined Statements of Income give effect to DeVry Inc’s (DeVry's or the Company's) acquisition of all the outstanding shares of capital stock of U.S. Education Corporation (“USEC”), which was consummated on September 18, 2008. USEC is the parent organization of Apollo College and Western Career College.  USEC, headquartered in Mission Viejo, California, prepares students for careers in health care through certificate and associate degree programs in such fields as nursing, biotechnology, medical and dental assisting, dental hygiene, respiratory therapy, pharmacy tech, lab tech, physical therapy tech and vet tech.

Total consideration paid for USEC was $301,550,000 in cash, which includes the purchase price of $290,000,000, working capital adjustments of $8,185,000 and direct costs of $3,365,000.  The total consideration was comprised of $135,792,000 of internal cash resources, $120,000,000 of borrowings under DeVry’s existing credit facility and approximately $45,758,000 of borrowings against its outstanding auction rate securities. The final purchase price is subject to adjustment based upon adjustments to actual working capital at the closing date.

The pro forma amounts recorded herein relating to the acquisition are subject to adjustment as DeVry has not yet completed the final allocation of the purchase price.  The purchase price is subject to final closing adjustments, the final valuation of the identifiable intangible assets acquired, and any deferred income tax impact on the aforementioned adjustments.  DeVry expects to finalize the purchase price and complete the allocations no later than the fourth quarter of fiscal 2009.

The pro forma information is based on the historical financial statements of DeVry and USEC and gives effect to the transaction under the purchase method of accounting and the activity associated with financing the transaction with the assumptions and adjustments in the accompanying notes to the unaudited Pro Forma Combined Statements of Income.  Under the purchase method of accounting, the assets acquired and liabilities assumed are recorded at their estimated fair values at the date of acquisition.  The historical carrying values of all assets and liabilities except intangible assets and goodwill approximate fair value.  Accordingly, no adjustments to the corresponding carrying values were recorded with the exception of intangible assets and goodwill.

The unaudited Pro Forma Combined Statements of Income combine the results of operations of USEC with the results of operations of DeVry for the four quarters of the fiscal year ended June 30, 2008, as if the acquisition was consummated as of July 1, 2007.

The unaudited Pro Forma Combined Statements of Income have been prepared by DeVry management based upon the financial statements of DeVry and USEC.  These unaudited Pro Forma Combined Statements of Income may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future.  The unaudited Pro Forma Combined Statements of Income should be read in conjunction with the audited consolidated financial statements and notes thereto of USEC for the year ended June 30, 2008, as filed by DeVry with the Securities and Exchange Commission (SEC) under Form 8-K/A on November 25, 2008, and of DeVry contained in the Annual Report on Form 10-K for the fiscal year ended June 30, 2008, as filed with the SEC.

Certain reclassifications have been made in the unaudited Pro Forma Combined Statements of Income to conform USEC’s reported amounts to be consistent with the presentation by DeVry.

DEVRY INC.
PRO FORMA COMBINED STATEMENT OF INCOME
(Dollars in Thousands Except for Per Share Amounts)
Unaudited

	For The Three Months Ended September 30, 2007
	Historical		Pro Forma

	DeVry Inc.	US Ed	Adjustments			Combined

REVENUES:

Tuition	$230,221	$31,238	$—			$261,459
Other Educational	20,097	2,651	—			22,748

Total Revenues	250,318	33,889	—			284,207

OPERATING COSTS AND EXPENSES:

Cost of Educational Services	121,028	20,619	—			141,647
Loss on Sale of Assets	3,743	—	—			3,743
Student Services and Administrative Expense	91,645	9,003	2,748	(a)		103,396

Total Costs and Expenses	216,416	29,622	2,748			248,786

Operating Income (Loss)	33,902	4,267	(2,748)			35,421

INTEREST:

Interest Income	2,407	132	(1,414)	(b)		1,125
Interest Expense	(221)	(847)	(1,628)	(c)	(d)	(2,696)

Net Interest Income (Expense)	2,186	(715)	(3,042)			(1,571)

Income Before Income Taxes	36,088	3,552	(5,790)			33,850

Income Tax Provision (Benefit)	9,253	1,251	(2,146)	(e)		8,358

NET INCOME (LOSS)	$26,835	$2,301	$(3,644)			$25,492

EARNINGS PER COMMON SHARE:
Basic	$0.38					$0.36
Diluted	$0.37					$0.35

SHARES USED IN EPS CALCULATION:
Basic	71,105					71,105
Diluted	71,947					71,947

The accompanying notes are an integral part of these unaudited pro forma combined financial statements.

DEVRY INC.
PRO FORMA COMBINED STATEMENT OF INCOME
(Dollars in Thousands Except for Per Share Amounts)
Unaudited

	For The Three Months Ended December 31, 2007
	Historical		Pro Forma

	DeVry Inc.	US Ed	Adjustments			Combined

REVENUES:

Tuition	$250,695	$32,554	$—			$283,249
Other Educational	23,042	2,050	—			25,092

Total Revenues	273,737	34,604	—			308,341

OPERATING COSTS AND EXPENSES:

Cost of Educational Services	123,887	20,951	—			144,838
Student Services and Administrative Expense	102,917	9,472	2,748	(a)		115,137

Total Costs and Expenses	226,804	30,423	2,748			259,975

Operating Income (Loss)	46,933	4,181	(2,748)			48,366

INTEREST:

Interest Income	2,892	136	(1,400)	(b)		1,628
Interest Expense	(98)	(803)	(1,458)	(c)	(d)	(2,359)

Net Interest Income (Expense)	2,794	(667)	(2,858)			(731)

Income Before Income Taxes	49,727	3,514	(5,606)			47,635

Income Tax Provision (Benefit)	13,914	1,237	(2,242)	(e)		12,909

NET INCOME (LOSS)	$35,813	$2,277	$(3,364)			$34,726

EARNINGS PER COMMON SHARE:
Basic	$0.50					$0.49
Diluted	$0.49					$0.48

SHARES USED IN EPS CALCULATION:
Basic	71,282					71,282
Diluted	72,520					72,520

CASH DIVIDEND DECLARED PER COMMON SHARE:	$0.06	—	—			$0.06

The accompanying notes are an integral part of these unaudited pro forma combined financial statements.

DEVRY INC.
PRO FORMA COMBINED STATEMENT OF INCOME
(Dollars in Thousands Except for Per Share Amounts)
Unaudited

	For The Three Months Ended March 31, 2008
	Historical		Pro Forma

	DeVry Inc.	US Ed	Adjustments			Combined

REVENUES:

Tuition	$265,253	$34,223	$—			$299,476
Other Educational	25,720	2,462	—			28,182

Total Revenues	290,973	36,685	—			327,658

OPERATING COSTS AND EXPENSES:

Cost of Educational Services	130,846	21,421	—			152,267
Student Services and Administrative Expense	109,576	10,024	2,748	(a)		122,348

Total Costs and Expenses	240,422	31,445	2,748			274,615

Operating Income (Loss)	50,551	5,240	(2,748)			53,043

INTEREST:

Interest Income	2,823	129	(1,069)	(b)		1,883
Interest Expense	(99)	(836)	(744)	(c)	(d)	(1,679)

Net Interest Income (Expense)	2,724	(707)	(1,813)			204

Income Before Income Taxes	53,275	4,533	(4,561)			53,247

Income Tax Provision (Benefit)	14,957	1,477	(1,824)	(e)		14,610

NET INCOME (LOSS)	$38,318	$3,056	$(2,737)			$38,637

EARNINGS PER COMMON SHARE:
Basic	$0.54					$0.54
Diluted	$0.53					$0.53

SHARES USED IN EPS CALCULATION:
Basic	71,393					71,393
Diluted	72,515					72,515

The accompanying notes are an integral part of these unaudited pro forma combined financial statements.

DEVRY INC.
PRO FORMA COMBINED STATEMENT OF INCOME
(Dollars in Thousands Except for Per Share Amounts)
Unaudited

	For The Three Months Ended June 30, 2008
	Historical		Pro Forma

	DeVry Inc.	US Ed	Adjustments		Combined

REVENUES:

Tuition	$257,860	$35,579	$—		$293,439
Other Educational	18,945	2,280	—		21,225

Total Revenues	276,805	37,859	—		314,664

OPERATING COSTS AND EXPENSES:

Cost of Educational Services	127,372	22,103	—		149,475
Impairment of Intangible Assets	—	19,000 (f)	—		19,000
Student Services and Administrative Expense	118,484	9,230	2,748	(a)	130,462

Total Costs and Expenses	245,856	50,333	2,748		298,937

Operating Income (Loss)	30,949	(12,474)	(2,748)		15,727

INTEREST:

Interest Income	2,341	126	(1,025	) (b)	1,442
Interest Expense	(104)	(360)	(937	) (c)(d)	(1,401)

Net Interest Income (Expense)	2,237	(234)	(1,962)		41

Income Before Income Taxes	33,186	(12,708)	(4,710)		15,768

Income Tax Provision (Benefit)	8,620	(4,678)	(1,884	) (e)	2,058

NET INCOME (LOSS)	$24,566	$(8,030)	$(2,826)		$13,710

EARNINGS PER COMMON SHARE:
Basic	$0.34				$0.19
Diluted	$0.34				$0.19

SHARES USED IN EPS CALCULATION:
Basic	71,327				71,327
Diluted	72,540				72,540

CASH DIVIDEND DECLARED PERCOMMON SHARE	$0.06	—	—		$0.06

The accompanying notes are an integral part of these unaudited pro forma combined financial statements.

The unaudited Pro Forma Combined Statements of Income combine the results of operations of DeVry and USEC as though the acquisition occurred on July 1, 2007.  The quarterly periods used for USEC in this combination were from the fiscal year ended June 30, 2008.   In combining the entities, the following pro forma adjustments have been made based on the preliminary purchase accounting allocations and may change based upon the final purchase price allocation:

(a)	Amortization of intangible assets. The following intangible assets were determined to have finite lives and require amortization over the following periods:

Quarterly Amortization Expense
Student Relationships - 1.5 year life	$1,817,000
Curriculum - 5 year life	337,000
Trade names - 1 year life	575,000
Outplacement Relationships – 15 year life	19,000

(b)  Elimination of DeVry interest income.  The invested cash balances of DeVry would be reduced by the cash used to fund the acquisition. The interest earned on this invested cash is eliminated based on the Company’s quarterly average investment interest rates for fiscal 2008 of 4.35% for the first quarter, 4.309% for the second quarter, 3.2886% for the third quarter and 3.1525% for the fourth quarter.

(c)  Elimination of USEC interest expense and deferred financing fee amortization.  The debt associated with this interest was repaid as part of this acquisition and would be eliminated from the combined Company. Interest paid on capital leases by USEC was not eliminated.

(d)  Interest expense on borrowings to effect acquisition.  These amounts were calculated using the quarterly average LIBOR in effect during fiscal 2008, adjusted for DeVry’s required spread of 50 basis points on these rates of 5.9367% for the first quarter, 5.4219% for the second quarter, 3.7842% for the third quarter and 3.0874% for the fourth quarter.

(e)  Tax effects on above adjustments (a) through (d) using  the Company’s estimated incremental effective tax rate applicable to this transaction for each of the quarters in the fiscal year ended June 30, 2008.

(f)  In January 2008, the campuses of Apollo College (consisting of two main campuses and six branch campuses owned by Apollo College, Inc. (“ACI”) and one main campus owned by American Institute of Health Technology, Inc. (“AIHT”)) changed their institutional accreditation from ABHES to the Accrediting Council of Independent Collages and Schools (ACICS). In conjunction with this change, $19,000,000 of identified intangible asset value ascribed to accreditation at the time of the acquisitions of AIHT and ACI was written off by USEC in the fourth quarter of fiscal 2008.